FPA Funds Trust

FPA Crescent Fund

Institutional Class (FPACX)

Supplement dated September 4, 2020 to the

Prospectus dated April 30, 2020

This Supplement amends information in the Prospectus for the FPA Crescent Fund (the “Fund”), a series of FPA Funds Trust, dated April 30, 2020.  You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.fpa.com or calling us at (800) 638-3060.

Effective immediately, the current single class of shares of the Fund is hereby renamed Institutional Class shares, and all references to the current single class of shares of the Fund in the Prospectus are hereby superseded and replaced with references to Institutional Class shares. In addition, the following changes are made:

The section titled “Fees and Expenses” on page 2 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Fees and Expenses of the Institutional Class

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund’s Institutional Class. The table and example below do not reflect commissions that a shareholder may be required to pay directly to a broker or other financial intermediary when buying or selling shares of this class.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	None
Redemption Fee (as a percentage of amount redeemed on shares held 90 days or less)	2.00%
Exchange Fee	None

Annual Operating Expenses of the Institutional Class of Shares (expenses that you pay each year as a percentage of the value of your investment in this class)

Management Fees[1]	1.00%
Distribution (12b-1) Fees	None
Other Expenses (Before Short Sale Dividend and Interest Expenses)	0.07%
Total Expenses (Before Short Sale Dividend and Interest Expenses)	1.07%
Expense Reimbursement[2]	0.02%

Total Operating Expenses Before Short Sale Dividend and Interest Expenses	1.05%
Short sale dividend and interest expenses	0.16%
Total Annual Operating Expenses	1.21%

1 The Management fees include both the advisory fee of 0.93% and class-specific administrative service fee of 0.07%. For additional information about the administrative service fee please see the section titled “Management of the Fund.”

2 First Pacific Advisors, LP (the “Adviser” or “FPA”), the Fund’s investment adviser, has contractually agreed to reimburse the Fund for operating expenses in excess of 0.05% of the average net assets of the Fund, excluding management fees, administrative service fees, short sale dividend expenses and interest expenses on cash deposits relating to short sales, brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business, through September 4, 2021. This agreement may only be terminated earlier by the Fund’s Board of Trustees (the “Board”) or upon termination of the Advisory Agreement.

On page 17 of the Prospectus, the “Market Risk” in the section titled “Additional Information About Principal Risks” is replaced in its entirety with the following:

Market Risk.  The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors.  The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer’s financial condition, national or international political events, public health emergencies, such as the spread of infectious illness or disease, natural disasters, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally.  The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations.  The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline.  Shareholder redemptions may also cause the Fund to engage in “odd-lot” fixed income transactions, which due to their small size, may result in the Fund receiving substantially lower value on such transactions than if the Fund had engaged in a large block trade of such securities.  In addition, the Fund may rely on various third-party sources to calculate its net asset value.  Errors or systems failures and other technological issues may adversely impact the Fund’s calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods.  The Fund may be unable to recover any losses associated with such failures. In addition, issuers of securities in which the Fund invests are subject to potential operational and information security risks from breaches in cyber security, including cyber-attacks. A breach in cyber security refers to both intentional and unintentional cyber events and may include, among other events, the stealing or corrupting of data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cyber security breaches. Such cyber events could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19.  The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty.  The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings.  Similar consequences could arise as a result of the spread of other infectious diseases.

On page 24 of the Prospectus, the “Management Risk” in the section titled “Additional Information About Principal Risks” is replaced in its entirety with the following:

Management Risk.  The Fund is subject to management risk as an actively managed investment portfolio.  The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings.  The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance. Moreover, there can be no assurance that all of the Adviser’s personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio managers, could have an adverse impact on the Fund’s ability to achieve its investment objective.  Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired.  In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes.  Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. In addition, the Fund and its service providers are subject to potential operational and information security risks from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events and may include, among other events, the stealing or corrupting of data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cyber-attacks. Cyber-security breaches affecting the Fund or the Adviser, custodian, transfer agent, intermediaries, trading counterparties or other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, result in violations of applicable privacy and other laws, subject the Fund to regulatory fines, cause the Fund and its shareholders to experience financial losses, or cause reputational damage and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cyber security risk management purposes. The Fund has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there are inherent limitations in these plans and systems. For example, the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Fund cannot control the cyber-security systems of issuers or third-party service providers; and certain current risks may not have been identified and additional unknown threats may emerge in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

On page 26 of the Prospectus, the paragraph beginning, “The total management fee rate paid by the Fund . . .” in the section titled “Management of the Fund – Investment Adviser” is replaced in its entirety with the following:

The total management fee rate paid by the Fund, as a percentage of average daily net assets, for the previous fiscal year was 1.00%. Effective September 4, 2020, the Board approved the reduction in the annual advisory fee rate paid by the Fund to 0.93%. The current management fee rate paid by Institutional Class shares remains 1.00%, which includes both the advisory fee of 0.93% and a class-specific administrative service fee of 0.07%. In addition, effective September 4, 2020, the Adviser has contractually agreed to reimburse operating expenses in excess of 0.05% of the average daily net assets of the Fund, excluding management fees, administrative service fees, short sale dividend expenses and interest expenses on cash deposits relating to short sales, brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business, through September 4, 2021.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in the Fund’s annual report dated December 31, 2019.

“Management Fees” in the Annual Fund Operating Expenses table in this prospectus include the advisory fee and fees for administrative services provided by the Adviser. Under a separate agreement effective September 4, 2020 approved by the Board, administrative services are provided by the Adviser to provide non-distribution services to Fund shareholders and their advisors either directly or by assisting third parties. These services include providing in-depth information on the Fund and market developments that impact Fund investments, communicating with shareholders about their holdings of shares; answering shareholder inquiries regarding account status and the procedures for the purchase and redemption of shares; providing account balances; providing communications from the fund and its portfolio managers and officers; detailed Fund analytics, and; such other matters as may reasonably be requested by advisers or other intermediaries to assist them in their provision of service to shareholders of the Fund. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to Fund shareholders. The Administrative Services Agreement between the Fund and the Adviser provides the Fund the ability to charge an administrative services fee of up to 0.07%, depending on the share class. The Fund’s Adviser receives an administrative services fee at the annual rate of 0.07% of the average daily net assets of the Fund attributable to the Institutional Class for its provision of administrative services.

On page 33 of the Prospectus, directly above the current “Other Shareholder Services” subsection, a new subsection titled “Converting Shares” is added containing the following:

Converting Shares

If you hold Institutional Class shares and are eligible to purchase Supra Institutional Class shares, which are offered under a separate prospectus, you may be eligible to convert your Institutional Class shares to Supra Institutional Class shares of the Fund, subject to the discretion of the Fund to permit or reject such a conversion. Please contact your financial intermediary, UMB Fund Services, Inc., or the Fund for information related to share class conversions.

A conversion between share classes of the Fund is generally expected to be a nontaxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

PLEASE RETAIN FOR FUTURE REFERENCE.